LORD ABBETT SECURITIES TRUST

Lord Abbett Alpha Strategy Fund

Supplement dated July 22, 2011 to the

Prospectus dated March 1, 2011

1. The following replaces the subsection titled “Investment Adviser – Portfolio Managers” on page 9 of the prospectus:

Portfolio Manager. Robert I. Gerber, Partner and Chief Investment Officer of Lord Abbett, is primarily responsible for the day-to-day management of the Fund and has been a member of the Fund’s investment team since 2005. Mr. Gerber is supported by a team of investment professionals who provide asset allocation analysis and research.

2. The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers” on page 116 of the prospectus:

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

3. The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Alpha Strategy Fund” on page 116 of the prospectus:

Alpha Strategy Fund. Robert I. Gerber, Partner and Chief Investment Officer of Lord Abbett, is primarily responsible for the day-to-day management of the Fund. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team since 2005. Mr. Gerber is supported by a team of investment professionals who provide asset allocation analysis and research. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

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